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                                                                   EXHIBIT 10(d)

                                                              AMERICAN
                                                                |GENERAL
                                                                |FINANCIAL GROUP
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VARIABLE UNIVERSAL LIFE INSURANCE
SUPPLEMENTAL APPLICATION

AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL")
Home Office: Houston, Texas

Member of American General Financial Group. American General Financial Group is the marketing name for American General Corporation and its subsidiaries.

(This supplement must accompany the appropriate application for life insurance.)
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APPLICANT INFORMATION - SUPPLEMENT TO THE APPLICATION ON THE LIVES OF
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


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Name of proposed insured                                                    Date of application for life insurance

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INITIAL ALLOCATION PERCENTAGES
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ALLOCATION STYLES     By selecting an Allocation Style below, you agree to allocate 100% of your premium as designated in the most recent publication of Platinum Investor VUL Allocation Styles.

                      [_] Capital preservation   [_] Income and growth   [_] Growth and income   [_] Growth
                      [_] Aggressive growth      [_] All equity          [_] _________________   [_] __________________

                      NOTE: If an Allocation Style is selected, the deduction of monthly account charges will be allocated in the same percentage as the premium allocation.
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                      THIS SECTION TO BE COMPLETED EVEN IF AN ALLOCATION STYLE HAS BEEN CHOSEN ABOVE.

INVESTMENT OPTIONS    In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
                      Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                           PREMIUM    DEDUCTION                                               PREMIUM    DEDUCTION
                                          ALLOCATION  ALLOCATION                                             ALLOCATION  ALLOCATION
                                          ----------  ----------                                             ----------  ----------
AGL Declared Fixed Interest Account (125)   _____%     _____%     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                                                  Mid-Cap Growth Division (241)                    _____%     ____%
AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Growth Division (126)_____%     _____%     PIMCO VARIABLE INSURANCE TRUST
AIM V.I. Premier Equity Division (127)      _____%     _____%     PIMCO Real Return Division (243)                 _____%     _____%
                                                                  PIMCO Short-Term Division (242)                  _____%     _____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        PIMCO Total Return Division (244)                _____%     _____%
VP Value Division (224)                     _____%     _____%
                                                                  PUTNAM VARIABLE TRUST
AYCO SERIES TRUST                                                 Putnam VT Diversified Income Division (137)      _____%     _____%
Ayco Growth Division (228)                  _____%     _____%     Putnam VT Growth and Income Division (138)       _____%     _____%
                                                                  Putnam VT Int'l Growth and Income Division (139) _____%     _____%
CREDIT SUISSE TRUST
Small Cap Growth Division (247)             _____%     _____%     SAFECO RESOURCE SERIES TRUST
                                                                  Equity Division (140)                            _____%     _____%
DREYFUS INVESTMENT PORTFOLIOS                                     Growth Opportunities Division (141)              _____%     _____%
MidCap Stock Division (229)                 _____%     _____%
                                                                  SUNAMERICA SERIES TRUST
DREYFUS VARIABLE INVESTMENT FUND                                  SunAmerica Balanced Division (252)               _____%     _____%
Quality Bond Division (132)                 _____%     _____%     Aggressive Growth Division (253)                 _____%     _____%
Small Cap Division (133)                    _____%     _____%
                                                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                         Equity Growth Division (135)                     _____%     _____%
VIP Asset Manager Division (233)            _____%     _____%     High Yield Division (136)                        _____%     _____%
VIP Contrafund Division (232)               _____%     _____%
VIP Equity-Income Division (230)            _____%     _____%     VALIC COMPANY I
VIP Growth Division (231)                   _____%     _____%     International Equities Division (128)            _____%     _____%
                                                                  Mid Cap Index Division (129)                     _____%     _____%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST              Money Market I Division (130)                    _____%     _____%
Franklin U.S. Government Division (248)     _____%     _____%     Nasdaq-100 Index Division (225)                  _____%     _____%
Mutual Shares Securities Division (249)     _____%     _____%     Science & Technology Division (227)              _____%     _____%
Templeton Foreign Securities Division (250) _____%     _____%     Small Cap Index Division (226)                   _____%     _____%
                                                                  Stock Index Division (131)                       _____%     _____%
JANUS ASPEN SERIES
Aggressive Growth Division (236)            _____%     _____%     VANGUARD VARIABLE INSURANCE FUND
International Growth Division (234)         _____%     _____%     High Yield Bond Division (245)                   _____%     _____%
Worldwide Growth Division (235)             _____%     _____%     REIT Index Division (246)                        _____%     _____%

J.P. MORGAN SERIES TRUST II                                       VAN KAMPEN LIFE INVESTMENT TRUST
JPMorgan Small Company Division (237)       _____%     _____%     Growth & Income Division (251)                   _____%     _____%
                                                                  OTHER: ____________________________              _____%     _____%
MFS VARIABLE INSURANCE TRUST                                                                                        100%       100%
MFS Capital Opportunities Division (239)    _____%     _____%
MFS Emerging Growth Division (134)          _____%     _____%
MFS New Discovery Division (240)            _____%     _____%
MFS Research Division (238)                 _____%     _____%
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L8992-97 REV 0600                                                                                                       Page  1 of 3
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DOLLAR COST AVERAGING
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DOLLAR COST    ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money Market I
AVERAGING      Division and transferred to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
               Averaging option.

               Day of the month for transfers:                         (Choose a day of the month between 1-28.)
               _____________________________________________________   _________________________________________

               Frequency of transfers:  [_] Monthly    [_] Quarterly    [_] Semiannually   [_] Annually
               _______________________________________ ________________ __________________ _____________________

               Transfer $                                               ($100 MINIMUM, WHOLE DOLLARS ONLY)
               ________________________________________________________ ________________________________________

                                              PREMIUM                                                                 PREMIUM
                                             ALLOCATION                                                              ALLOCATION
                                             __________                                                              __________

AIM VARIABLE INSURANCE FUNDS                                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM V.I. International Growth Division (126)$__________         Mid-Cap Growth Division (241)                       $__________
AIM V.I. Premier Equity Division (127)      $__________
                                                                PIMCO VARIABLE INSURANCE TRUST
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                      PIMCO Real Return Division (243)                    $__________
VP Value Division (224)                     $__________         PIMCO Short-Term Division (242)                     $__________
                                                                PIMCO Total Return Division (244)                   $__________
AYCO SERIES TRUST
Ayco Growth Division (228)                  $__________         PUTNAM VARIABLE TRUST
                                                                Putnam VT Diversified Income Division (137)         $__________
CREDIT SUISSE TRUST                                             Putnam VT Growth and Income Division (138)          $__________
Small Cap Growth Division (247)             $__________         Putnam VT Int'l Growth and Income Division (139)    $__________

DREYFUS INVESTMENT PORTFOLIOS                                   SAFECO RESOURCE SERIES TRUST
MidCap Stock Division (229)                 $__________         Equity Division (140)                               $__________
                                                                Growth Opportunities Division (141)                 $__________
DREYFUS VARIABLE INVESTMENT FUND
Quality Bond Division (132)                 $__________         SUNAMERICA SERIES TRUST
Small Cap Division (133)                    $__________         SunAmerica Balanced Division (252)                  $__________
                                                                Aggressive Growth Division (253)                    $__________
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Asset Manager Division (233)            $__________         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
VIP Contrafund Division (232)               $__________         Equity Growth Division (135)                        $__________
VIP Equity-Income Division (230)            $__________         High Yield Division (136)                           $__________
VIP Growth Division (231)                   $__________
                                                                VALIC COMPANY I
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST            International Equities Division (128)               $__________
Franklin U.S. Government Division (248)     $__________         Mid Cap Index Division (129)                        $__________
Mutual Shares Securities Division (249)     $__________         Nasdaq-100 Index Division (225)                     $__________
Templeton Foreign Securities Division (250) $__________         Science & Technology Division (227)                 $__________
                                                                Small Cap Index Division (226)                      $__________
JANUS ASPEN SERIES                                              Stock Index Division (131)                          $__________
Aggressive Growth Division (236)            $__________
International Growth Division (234)         $__________         VANGUARD VARIABLE INSURANCE FUND
Worldwide Growth Division (235)             $__________         High Yield Bond Division (245)                      $__________
                                                                REIT Index Division (246)                           $__________
J.P. MORGAN SERIES TRUST II
JPMorgan Small Company Division (237)       $__________         VAN KAMPEN LIFE INVESTMENT TRUST
                                                                Growth & Income Division (251)                      $__________
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (239)    $__________         OTHER: ____________________________                 $__________
MFS Emerging Growth Division (134)          $__________
MFS New Discovery Division (240)            $__________
MFS Research Division (238)                 $__________
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AUTOMATIC REBALANCING
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AUTOMATIC      ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the
REBALANCING    premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

               CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:  [_] Quarterly  [_] Semiannually  [_] Annually
               ----------------------------------------------   -------------  ----------------  -----------
               NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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MODIFIED ENDOWMENT CONTRACT
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CONTRACT       If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the
               United States Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount.
               In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                                                         [_] YES   [_] NO
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TELEPHONE AUTHORIZATION
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                      I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on
                      telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest
                      Account and to change allocations for future premium payments and monthly deductions given by:

INITIAL APPROPRIATE   [    ]  Policy Owner(s)- if Joint Owners, either of us acting independently.
BOX HERE:
                      [    ]  Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                      AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

                      [    ]  INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.
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SUITABILITY
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ALL QUESTIONS MUST    1. Have you, the Proposed Insured or Owner (if different), received the variable universal life
BE ANSWERED.             insurance policy prospectus and the prospectuses describing the investment options?         [_] yes  [_] no

                         (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                         Variable Universal Life Insurance Policy Prospectus:     __________

                         Supplements (if any):                                    __________

                      2. Do you understand that under the Policy applied for:

                         a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
                            INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                           [_] yes  [_] no

                         b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE
                            OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND
                            CERTAIN EXPENSE DEDUCTIONS?                                                              [_] yes  [_] no

                         c. THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR THE
                            ACCUMULATION OF VALUES IN THE SEPARATE ACCOUNT?                                          [_] yes  [_] no

                      3. Do you believe the Policy you selected meets your insurance and investment
                         objectives and your anticipated financial needs?                                            [_] yes  [_] no

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YOUR SIGNATURE
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SIGNATURES            Signed at (city, state)
                      ______________________________________________________________________________________________________________

                      Print name of Broker/Dealer
                      ______________________________________________________________________________________________________________

                      X Registered representative                              State license #              Date
                      ________________________________________________________ ____________________________ ________________________

                      X Primary proposed insured                                                            Date
                      _____________________________________________________________________________________ ________________________

                      X Owner                                                                               Date
                      _____________________________________________________________________________________ ________________________
                      (if different from Proposed Insured)

                      X Joint Owner                                                                         Date
                      _____________________________________________________________________________________ ________________________
                      (if applicable)

____________________________________________________________________________________________________________________________________
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